Corporate Income Taxes	12 Months Ended
Oct. 31, 2025
Text Block [Abstract]
Corporate Income Taxes
26	Corporate Income Taxes
Corporate income taxes recorded in the Bank’s consolidated financial statements for the years ended October 31 are as follows:

(a)	Components of income tax provision

For the year ended October 31 ($ millions)	2025	2024
Provision for income taxes in the Consolidated Statement of Income:

Current income taxes:
Domestic:
Federal	$1,088	$138
Provincial	786	275
Adjustments related to prior periods	23	(40)
Foreign	1,418	1,219
Adjustments related to prior periods	(15)	2
	3,300	1,594
Deferred income taxes:
Domestic:
Federal	(261)	388
Provincial	(154)	181
Foreign	(134)	(131)
	(549)	438
Total provision for income taxes in the Consolidated Statement of Income	$2,751	$2,032
Provision for income taxes in the Consolidated Statement of Changes in Equity:
Current income taxes	$(162)	$1,019
Deferred income taxes	224	41
	62	1,060
Reported in:
Other Comprehensive Income	187	1,156
Retained earnings	(125)	(96)
Other reserves	–	–
Total provision for income taxes in the Consolidated Statement of Changes in Equity	62	1,060
Total provision for income taxes	$2,813	$3,092
Provision for income taxes in the Consolidated Statement of Income includes:
Deferred tax expense (benefit) relating to origination/reversal of temporary differences	$(549)	$438
Deferred tax expense (benefit) of tax rate changes	–	–
	$(549)	$438

(b)	Reconciliation to statutory rate
Income taxes in the Consolidated Statement of Income vary from the amounts that would be computed by applying the composite federal and provincial statutory income tax rate for the following reasons:

	2025		2024
For the year ended October 31 ($ millions)	Amount	Percent of pre-tax income	Amount	Percent of pre-tax income
Income taxes at Canadian statutory rate	$2,919	27.8%	$2,755	27.8%
Increase (decrease) in income taxes resulting from:
Lower average tax rate applicable to subsidiaries and foreign branches (1)	(177)	(1.7)	(746)	(7.5)
Tax-exempt income from securities	–	–	(28)	(0.3)
Other, net	9	0.1	51	0.5
Total income taxes and effective tax rate	$2,751	26.2%	$2,032	20.5%

(1)	Lower average tax rate applicable to subsidiaries and foreign branches includes the impact of the GMT which increased the effective tax rate by 0.8%.

(c)	Deferred taxes
Significant components of the Bank’s deferred tax assets and liabilities are as follows:

	Statement of Income		Statement of Financial Position
	For the year ended		As at
October 31 ($ millions)	2025	2024	2025	2024
Deferred tax assets:
Loss carryforwards	$60	$29	$623	$930
Allowance for credit losses	(272)	54	1,357	1,076
Deferred compensation	(109)	(100)	388	317
Deferred income	(150)	(137)	404	255
Property and equipment	(101)	(10)	422	262
Pension and other post-retirement benefits	(22)	(48)	314	387
Securities	(26)	(17)	284	260
Lease liabilities	3	28	910	891
Own credit risk	–	–	447	250
Other	(22)	(57)	757	673
Total deferred tax assets	$(639)	$(258)	$5,906	$5,301
Deferred tax liabilities:
Cash flow hedges	$–	$–	$39	$57
Deferred compensation	(11)	(24)	209	187
Deferred income	(14)	(20)	65	50
Property and equipment	(39)	(243)	805	684
Pension and other post-retirement benefits	(1)	1	73	82
Securities	34	(14)	398	354
Investment in subsidiaries and associates	(26)	52	86	29
Intangible assets	57	(344)	1,746	1,809
Other	(90)	(104)	646	504
Total deferred tax liabilities	$(90)	$(696)	$4,067	$3,756
Net deferred tax assets (liabilities) (1)	$(549)	$438	$1,839	$1,545

(1)
For Consolidated Statement of Financial Position presentation, deferred tax assets and liabilities are assessed by legal entity. As a result, the net deferred tax assets of $1,839 (2024 – $1,545) are represented by deferred tax assets of $3,253 (2024 – $2,942), and deferred tax liabilities of $1,414 (2024 – $1,397) on the Consolidated Statement of Financial Position.

The major changes to net deferred taxes were as follows:

For the year ended October 31 ($ millions)	2025	2024
Balance at beginning of year	$1,545	$2,095
Deferred tax benefit (expense) for the year recorded in income	549	(438)
Deferred tax benefit (expense) for the year recorded in equity	(224)	(41)
Disposed in divestitures	(35)	–
Other	4	(71)
Balance at end of year	$1,839	$1,545
The tax related to temporary differences, unused tax losses and unused tax credits for which no deferred tax asset is recognized in the Consolidated Statement of Financial Position amounts to $10 million (October 31, 2024 – $18 million). The amount related to unrecognized losses is $10 million, which have no expiry.
Included in the net deferred tax asset are tax benefits of $56 million (2024 – $73 million) that have been recognized in the Canadian bank and certain Canadian and foreign subsidiaries that have incurred losses in either the current or the preceding year. In determining if it is appropriate to recognize these tax benefits, the Bank relied on projections of future taxable profits which are expected to generate sufficient taxable income to utilize the deferred tax assets.
The amount of taxable temporary differences associated with investments in subsidiaries, associates and interests in joint ventures for which deferred tax liabilities have not been recognized at October 31, 2025 is approximately $59 billion (2024 – $57 billion).
Tax Assessments
The Bank received reassessments totaling $1,808
million of tax and interest as a result of the Canada Revenue Agency (CRA) denying the tax deductibility of certain Canadian dividends received during the 2011-2020 taxation years. The dividends subject to these reassessments are similar to those prospectively addressed by tax rules introduced in 2015 and 2018. The Bank has filed Notices of Appeal with the Tax Court of Canada against the federal reassessment in respect of its 2011 and 2012 taxation years. In addition, a subsidiary of the Bank received reassessments on the same matter in respect of its 2018-2020 taxation years totaling $
4 million of tax and interest.
A subsidiary of the Bank received withholding tax assessments from the CRA in respect of certain of its securities lending transactions for its
2014-2019
taxation years totaling $637 million of tax, penalties and interest. The subsidiary has filed a Notice of Appeal with the Tax Court of Canada against the federal assessment in respect of its 2014-2019 taxation years.

In respect of both matters, the Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada) and intends to vigorously defend its position.
Global Minimum Tax
The Organisation for Economic
Co-operation
and Development published Pillar Two model rules in December 2021 as part of its efforts toward international tax reform. The rules aim to have large multinational enterprises, with consolidated revenues in excess of
€
750 million, pay a minimum effective tax of 15%. These rules apply to the Bank effective November 1, 2024, and have been enacted or substantively enacted in certain jurisdictions in which the Bank operates, including Canada, whose Global Minimum Tax (GMT) Act was enacted in June 2024.
The IASB previously issued amendments to IAS 12 Income Taxes for a temporary mandatory exception from the recognition and disclosure of deferred taxes related to the implementation of Pillar Two GMT rules, which the Bank has applied.
For the
t
welve
 months ended October 31, 2025, the impact of the GMT on the Bank’s effective tax rate was approximately 0.8%, and was primarily related to its operations in certain Caribbean jurisdictions and Ireland.